EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Phoenix Insight Funds Trust
File Number: 811-7447
Registrant CIK Number: 0001003859

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:

Series 1
72DD1/72DD2
Class A  19, Class N 66, Class C 0, Class I 4586
73A1/73A2
Class A $0.218, Class N $0.228, Class C $0.006, Class I $ 0.230
74U1/74U2
Class A 220, Class C 10, Class I 18183
74V1/74V2
Class A $ 9.62, Class C $ 9.62, Class I $ 9.62


Series 2
72DD1/72DD2
Class A  69, Class N 324, Class C 0, Class I 5353
73A1/73A2
Class A $0.224, Class N $0.247, Class C $0.005, Class I $ 0.237
74U1/74U2
Class A 1615, Class C 9, Class I 20586
74V1/74V2
Class A $ 10.92, Class C $ 10.92, Class I $ 10.92


Series 3
72DD1/72DD2
Class A  108, Class N 697, Class C 0, Class I 1931
73A1/73A2
Class A $0.229, Class N $0.252, Class C $0.005, Class I $ 0.242
74U1/74U2
Class A 2759, Class C 10,  Class I 7339
74V1/74V2
Class A $ 10.50, Class C $ 10.50, Class I $ 10.50


Series 5
72DD1/72DD2
Class A  4, Class N 46, Class C 0, Class I 675
73A1/73A2
Class A $0.024, Class N $0.034, Class C $0.00, Class I $ 0.050
74U1/74U2
Class A 553, Class C 5,  Class I 6476
74V1/74V2
Class A $ 20.86, Class C $ 20.85, Class I $ 21.14


Series 6
72DD1/72DD2
Class A  19, Class N 213, Class C 0, Class I 793
73A1/73A2
Class A $0.00, Class N $0.00, Class C $0.00, Class I $ 0.002
74U1/74U2
Class A 5192, Class C 6,  Class I 20684
74V1/74V2
Class A $ 20.87, Class C $ 20.87, Class I $ 21.59


Series 8
72DD1/72DD2
Class A  1, Class N 21, Class C 0, Class I 1694
73A1/73A2
Class A $0.049, Class N $0.056, Class C $0.00, Class I $ 0.099
74U1/74U2
Class A 197, Class C 6,  Class I 13510
74V1/74V2
Class A $ 18.67, Class C $ 18.67, Class I $ 19.32


Series 9
72DD1/72DD2
Class A  53, Class N 102, Class C 0, Class I 918
73A1/73A2
Class A $0.156, Class N $0.159, Class C $0.00, Class I $ 0.171
74U1/74U2
Class A 933, Class C 7,  Class I 4937
74V1/74V2
Class A $ 14.49, Class C $ 14.48, Class I $ 14.52


Series 10
72DD1/72DD2
Class A  64, Class N 110, Class C 0, Class I 550
73A1/73A2
Class A $0.344, Class N $0.374, Class C $0.00, Class I $ 0.365


Series 11
72DD1/72DD2
Class A  11, Class N 186, Class C 0, Class I 420
73A1/73A2
Class A $0.00, Class N $0.00, Class C $0.00, Class I $ 0.013
74U1/74U2
Class A 2974, Class C 3,  Class I 7028
74V1/74V2
Class A $ 46.82, Class C $ 46.82, Class I $ 47.26


Series 13
72DD1/72DD2
Class A  6, Class N 32, Class C 0, Class I 2014
73A1/73A2
Class A $0.062, Class N $0.067, Class C $0.00, Class I $ 0.091
74U1/74U2
Class A 485, Class C 9,  Class I 18682
74V1/74V2
Class A $ 12.39, Class C $ 12.39, Class I $ 12.55


Series 14
72DD1/72DD2
Class A  127,  Class N 4837, Class C 0, Class I 4263,
Service Class  2256
73A1/73A2
Class A $0.021, Class N $0.020, Class C $0.00, Class I $ 0.023,
Service Class  $ 0.017


Series 15
72DD1/72DD2
Class A  479,  Class N 18928, Class C 0, Class I 76262,
Exchange Class  31443, Service Class  4099
73A1/73A2
Class A $0.021, Class N $0.021, Class C $0.00 Class I $ 0.023,
Exchange Class $0.023, Service Class $0.017
74U1/74U2
Class A 731177, Class I 3195992, Exchange Class 1056073
74V1/74V2
Class A $ 1.00, Class I $ 1.00,  Exchange Class $ 1.00


Series 16
72DD1/72DD2
Class A  97,  Class N 3508, Class C 0, Class I 17352,
Service Class  201
73A1/73A2
Class A $0.014, Class N $0.013, Class C $0.00, Class I $ 0.015,
Service Class  $ 0.011


Series 17
72DD1/72DD2
Class A  17, Class N 122, Class C 0, Class I 1614
73A1/73A2
Class A $0.035, Class N $0.041, Class C $0.00, Class I $ 0.051
74U1/74U2
Class A 1879, Class C 7,  Class I 18634
74V1/74V2
Class A $ 14.59, Class C $ 14.58, Class I $ 14.49


Series 18
72DD1/72DD2
Class A  75, Class N 117, Class C 0, Class I 5686
73A1/73A2
Class A $0.193, Class N $0.208, Class C $0.004, Class I $ 0.205
74U1/74U2
Class A 769, Class C 10,  Class I 25816
74V1/74V2
Class A $ 9.83, Class C $ 9.83, Class I $ 9.84


Series 21
74U1/74U2
Class A 7, Class C 7,  Class I 1487
74V1/74V2
Class A $ 13.95, Class C $ 13.94, Class I $ 13.95


Series 22
72DD1/72DD2
Class A  15, Class N 13, Class C 0, Class I 2617
73A1/73A2
Class A $0.404, Class N $0.412, Class C $0.010, Class I $ 0.419
74U1/74U2
Class A 70, Class C 8,  Class I 6112
74V1/74V2
Class A $ 12.04, Class C $ 12.04, Class I $ 12.04